UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5757 North Green Bay Avenue Milwaukee, WI	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2014, Mr. Brian Kesseler, a corporate Vice President and President – Power Solutions of Johnson Controls, Inc. (the “Company”) and a named executive officer in the Company’s most recent proxy statement, provided notice to the Company of his resignation effective January 5, 2015.

Effective January 6, 2015, the Company’s corporate Vice President and Chief Operating Officer – Power Solutions, Joseph A. Walicki, transitioned into the role of President – Power Solutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: January 6, 2015		/s/ Brian J. Cadwallader
	Name:	Brian J. Cadwallader
	Title:	Vice President, Secretary and General Counsel